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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 January 2, 1997



                                CRA HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                 1-5599                  54-0698116
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       (State or other          (Commission            (I.R.S. Employer
       jurisdiction)             File Number)          Identification No.)


         2016 North Pitcher Street, Kalamazoo, Michigan             49007
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         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code (616) 343-6121


                            Great Dane Holdings Inc.
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         (Former name and former address, if changed since last report)

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         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  (a) On January 2, 1997, all of the assets of each of Great Dane Trailers, Inc. ("GDT"), a Georgia corporation and a wholly-owned direct subsidiary of the Registrant, Great Dane Trailers Tennessee, Inc. ("GDTT"), a Tennessee corporation and a wholly-owned indirect subsidiary of the Registrant, and Great Dane Los Angeles, Inc. ("GDLA"), a Georgia corporation and a wholly-owned indirect subsidiary of the Registrant, engaged in the business of designing, manufacturing and distributing a full line of truck trailers and intermodal containers and chassis, was purchased by Great Dane Limited Partnership, pursuant to the Asset Purchase Agreement attached hereto as Exhibit 2.1 (the "Asset Purchase Agreement"). As consideration therefor, GDT, GDTT and GDLA received $240,180,123.13, net of transaction expenses. GDT received 97% of such consideration, GDTT received 2% of such consideration and GDLA received 1% of such consideration. The amount of such cash consideration is subject to adjustment pursuant to the Asset Purchase Agreement.

         ITEM 5.  OTHER EVENTS

                  On January 6, 1997, the Registrant changed its name from Great Dane Holdings Inc. to CRA Holdings Inc.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) None

                  (b) Financial statements required pursuant to this item and the requirements of the Securities and Exchange Act of 1934 will be filed by amendment to this form within sixty days after the date on which this form must be filed as permitted by Item 7(b)(2) of Form 8-K.

                  (c) List of Exhibits

                  Exhibit 2.1. Asset Purchase Agreement dated December 20, 1996 by and between Great Dane Trailers, Inc., Great Dane Trailers Tennessee, Inc., Great Dane Trailers Los Angeles, Inc., Great Dane Holdings, Inc. and Great Dane Limited Partnership. The Exhibits and the Disclosure Schedule to this document have not been filed herewith; Registrant agrees to furnish supplementally such Exhibits and Disclosure Schedule to the Securities and Exchange Commission upon its request.

                  Exhibit 2.2. Asset Purchase Agreement Amendment dated as of December 31, 1996 to the Asset Purchase Agreement attached hereto as Exhibit 2.1. The Exhibits to this document have not been filed herewith; Registrant agrees to furnish supplementally such Exhibits to the Securities and Exchange Commission upon request.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CRA HOLDINGS INC.


Date:  January 15, 1997                     By:      /s/ Scott C. Dunn
                                                     ---------------------------
                                                     Name: Scott C. Dunn
                                                     Title: Vice President







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                                  EXHIBIT INDEX



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EXHIBIT                                                                   PAGE
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Exhibit 2.1.      Asset Purchase Agreement dated December 20,
                  1996 by and between Great Dane Trailers, Inc.,
                  Great Dane Trailers Tennessee, Inc., Great Dane
                  Trailers Los Angeles, Inc., Great Dane
                  Holdings, Inc. and Great Dane Limited
                  Partnership. The Exhibits and the Disclosure
                  Schedule to this document have not been filed
                  herewith; Registrant agrees to furnish
                  supplementally such Exhibits and Disclosure
                  Schedule to the Securities and Exchange
                  Commission upon its request.
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Exhibit 2.2       Asset Purchase Agreement Amendment dated as of
                  December 31, 1996 to the Asset Purchase
                  Agreement attached hereto as Exhibit 2.1.
                  The Exhibits to this document have not been filed herewith; Registrant agrees to furnish supplementally such Exhibits to the Securities and Exchange Commission upon its request.



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